UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

PMC-Sierra, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PMC-Sierra, Inc. (“PMC”)

Important Notice regarding the Availability of Proxy Materials for the 2010 Annual Meeting of

Stockholders to be held on Thursday, May 6, 2010 at 9:00 a.m. Pacific Time (“PT”)

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

As part of our efforts to cut unnecessary expenses and

conserve the environment, PMC has elected to provide Internet access to the proxy statement and annual report rather than mailing paper reports. This reduces printing, postage costs and paper waste. The proxy statement and annual report are available at:

www.proxyonline.com/docs/PMCSierra

If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by April 22, 2010 to facilitate timely delivery before the

Annual Stockholder Meeting.

To request a copy of these documents, you will need your stockholder Control Number that can be found just above your name and address on the proxy card or you can either:

Visit our website at http://www.proxyonline.com; or	Call the Toll Free Number, (866) 458-9863; or	Send us an email at fulfillment@Altmangroup.com

Enter the stockholder Control Number when prompted or, if you send us an email, enter the stockholder Control Number in the subject line.

The 2010 Annual Meeting of Stockholders will be held at 9:00 a.m. PT on May 6th, at PMC-Sierra, Inc., 3975 Freedom Circle, Santa Clara, California 95054, the matters to be covered are noted below:
(1)	To elect eight directors to serve until the 2011 Annual Meeting of Stockholders of PMC-Sierra, Inc. (“PMC”). The nominees for the Board of Directors are Robert L. Bailey, Richard E. Belluzzo, James V. Diller, Sr., Michael R. Farese, Jonathan J. Judge, William H. Kurtz, Gregory S. Lang and Frank J. Marshall.
(2)	To ratify the appointment of Deloitte & Touche LLP as PMC’s independent auditors.
(3)	To approve the 2011 Employee Stock Purchase Plan.
(4)	To vote on a stockholder proposal regarding performanced-based stock options if properly presented at the 2010 Annual Meeting of Stockholders.
(5)	To consider such other business as may properly come before the 2010 Annual Meeting of Stockholders.

PMC’s Board of Directors recommends a vote FOR proposals 1, 2 and 3.

PMC’s Board of Directors recommends a vote AGAINST proposal 4.

You may vote on-line, by phone, by mail or in person.

If you wish to vote on-line or by phone, you will need your stockholder Control Number, which can be found just above your name and address on the proxy card. You will also find the web address and the toll-free number. No other personal information will be required in order to vote in this manner.

If you wish to vote by mail, you should request a paper copy of the proxy materials, which will include a proxy card, which you can sign and return by mail.

If you wish to vote in person at the 2010 Annual Meeting of Stockholders, simply check the box on the proxy card indication that you plan to attend the Annual Meeting. Please check the proxy materials for any special requirements for voting in person. Ballots will be available at the Annual Meeting.

We ask that you cast your vote promptly. Thank you for your continued support.

You are receiving this communication because you hold

shares in the above named company.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

We encourage you to access and review all of the

important information contained in the proxy materials

before voting.

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information Meeting Type: For holders as of: Date: Time: Location: See the reverse side of this notice to obtain proxy materials and voting instructions.

0000044306_1 R2.09.05.010 PMC-SIERRA, INC. Annual Meeting May 06, 2010 9:00 AM PDT March 08, 2010 PMC-Sierra, Inc

3975 Freedom Circle

Santa Clara, California

95054

Before You Vote

How to Access the Proxy Materials

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed above on or before

Proxy Materials Available to VIEW or RECEIVE:

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

0000044306_2 R2.09.05.010

1. Form 10-K 2. Notice & Proxy Statement

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2010 to facilitate timely delivery.

How To Vote

Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

0000044306_3 R2.09.05.010

The Board of Directors recommends that you

vote FOR the following:

1. Election of Directors

Nominees

01 Robert L. Bailey 02 Richard E. Belluzzo 03 James V. Diller, Sr. 04 Michael R. Farese 05 Jonathan J. Judge

06 William H. Kurtz 07 Gregory S. Lang 08 Frank J. Marshall

The Board of Directors recommends you vote FOR the following proposal(s):

2 To ratify the appointment of Deloitte & Touche LLP as PMC’s independent auditors.

3 To approve the 2011 Employee Stock Purchase Plan.

The Board of Directors recommends you vote AGAINST the following proposal(s):

4 To consider a stockholder proposal regarding performance-based stock options if properly presented at the 2010

Annual Meeting of Stockholders.

The Board of Directors does not have a recommendation for voting on the following proposal(s):

5 To consider such other business as may properly come before the 2010 Annual Meeting of Stockholders.

NOTE: Your financial institution will not be able to vote on most of the proposals unless they have your voting instruction. So it is very important that you vote by one of the methods provided.

Voting Instructions

0000044306_4 R2.09.05.010